Exhibit 99.1

Clearfield FieldReport: Fiscal Q4 & 2022 Earnings Call November 17, 2022 1 1

Important Cautions Regarding Forward - Looking Statements Forward - looking statements contained herein and in any related presentation or in the related Earnings Release are made pursuant to the safe harbor provisions of the Private Litigation Reform Act of 1995. Words such as “may,” “will,” “expect,” “believe,” “anticipate,” “estimate,” “outlook,” or “continue” or comparable terminology are intended to identify forward - looking statements. Such forward looking statements include, for example, statements about the Company’s future revenue and operating performance, anticipated shipping on backlog and future lead times, future availability of components and materials from the Company’s supply chain, future availability of labor impacting our customers’ network builds, the impact of the Rural Digital Opportunity Fund (RDOF) or other government programs on the demand for the Company’s products or timing of customer orders, the Company’s ability to add capacity to meet expected future demand, and trends in and growth of the FTTx markets, market segments or customer purchases and other statements that are not historical facts. These statements are based upon the Company's current expectations and judgments about future developments in the Company's business. Certain important factors could have a material impact on the Company's performance, including, without limitation: adverse global economic conditions and geopolitical issues could have a negative effect on our business, and results of operations and financial condition; our planned growth may strain our business infrastructure, which could adversely affect our operations and financial condition; the acquisition of Nestor Cables and integration activities could adversely affect our operating results; the COVID - 19 pandemic has significantly impacted worldwide economic conditions and could have a material adverse effect on our business, financial condition and operating results; we rely on single - source suppliers, which could cause delays, increases in costs or prevent us from completing customer orders; fluctuations in product and labor costs which may not be able to be passed on to customers that could decrease margins; we depend on the availability of sufficient supply of certain materials, such as fiber optic cable and resins for plastics, and global disruptions in the supply chain for these materials could prevent us from meeting customer demand for our products; we rely on our manufacturing operations to produce product to ship to customers and manufacturing constraints and disruptions could result in decreased future revenue; a significant percentage of our sales in the last three fiscal years have been made to a small number of customers; further consolidation among our customers may result in the loss of some customers and may reduce sales during the pendency of business combinations and related integration activities; we may be subject to risks associated with acquisitions; product defects or the failure of our products to meet specifications could cause us to lose customers and sales or to incur unexpected expenses; we are dependent on key personnel; cyber - security incidents on our information technology systems, including ransomware, data breaches or computer viruses, could disrupt our business operations, damage our reputation, and potentially lead to litigation; our business is dependent on interdependent management information systems; to compete effectively, we must continually improve existing products and introduce new products that achieve market acceptance; changes in government funding programs may cause our customers and prospective customers to delay, reduce, or accelerate purchases, leading to unpredictable and irregular purchase cycles; intense competition in our industry may result in price reductions, lower gross profits and loss of market share; our success depends upon adequate protection of our patent and intellectual property rights; if the telecommunications market does not expand as we expect, our business may not grow as fast as we expect; we face risks associated with expanding our sales outside of the United States; and other factors set forth in Part I, Item IA. Risk Factors of Clearfield's Annual Report on Form 10 - K for the year ended September 30, 2021 as well as other filings with the Securities and Exchange Commission. The Company undertakes no obligation to update these statements to reflect actual events unless required by law. NASDAQ:CLFD 2 © Copyright 2022 Clearfield, Inc. All Rights Reserved. Please note that during this call, management will be making forward - looking statements regarding future events and the future financial performance of the Company. These forward - looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those in the forward - looking statements. It’s important to note also that the Company undertakes no obligation to update such statements except as required by law. The Company cautions you to consider risk factors that could cause actual results to differ materially from those in the forward - looking statements contained in today’s press release, FieldReport, and in this conference call. The risk factors section in Clearfield’s most recent Form 10 - K filing with the Securities and Exchange Commission and its subsequent filings on Form 10 - Q provides descriptions of those risks. As a reminder, the slides in this presentation are controlled by you, the listener. Please advance forward through the presentation as the speakers present their remarks. With that, I would like to turn the call over to Clearfield’s President and CEO, Cheri Beranek. Cheri? 2

NASDAQ:CLFD 3 Introduction & Highlights Good afternoon and thank you for joining us today. It is a pleasure to speak with you this afternoon to share Clearfield’s results for the fiscal fourth quarter and full year 2022 and provide an update on current business conditions and market trends. Clearfield delivered another phenomenal quarter of financial results in the fourth quarter, continuing our trend of record - setting financial performance. Total net sales for the fourth quarter were $95 million, which includes a $7 million contribution from Nestor Cables, acquired on July 26, 2022. We also set a new record for annual results in full fiscal year 2022, with total net sales of $271 million. We are very proud of these results, which reflect the strong execution and tenacity of our team through a challenging macroeconomic environment and industry labor shortage. The significant double - digit growth in organic Clearfield’s quarterly results was driven by a 91% year - over - year increase in community broadband revenue. Clearfield is a major player in delivering high - speed broadband to underserved and unserved communities across the United States. After successfully completing our ‘Now of Age’ strategic plan in FY 2022, we recently launched its successor – our new LEAP plan – to step up our ability to expand capacity and rapidly scale our business. The rising demand for our scalable, craft - friendly high - speed broadband solutions is evident when looking at the backlog for organic Clearfield, which increased 142% at fiscal year - end to $160 million. Currently, approximately two thirds of our backlog is expected to ship within the first two quarters of the fiscal year. With our focus on continued strong execution, broadband industry tailwinds that include robust federal subsidies, and our current visibility into our backlog and the pipeline behind it, we are guiding to estimated revenue of $380 million to $393 million, representing 40% to 45% growth over fiscal year 2022. 3

Enabling the Lifestyle Better Broadband Provides 4 For those of you who may be new to Clearfield and our industry, I’d like to provide a brief introduction of who we are and what we do. Clearfield is a leader in the expanding fiber broadband industry. We provide fiber protection, fiber management, and fiber delivery solutions that enable the rapid and cost - effective fiber - fed deployment throughout the broadband service provider space. Our primary end market is Community Broadband, which is predominately comprised of Tier 2 and Tier 3 incumbent local exchange carriers and an increasing number of municipalities, utilities, co - ops and wireless carriers. We also serve service providers in the Tier 1 National Carrier market and Multiple System/Cable TV Operators, or ‘MSO’s,’ as well as some international service providers in Canada, the Caribbean, Central and South America. Our goal and underlying value proposition is to enable the lifestyle that better broadband provides. 4

What We Do Clearfield provides fiber protection, fiber management and fiber delivery solutions that enable rapid and cost - effective fiber - fed deployment throughout the broadband service provider space. NASDAQ:CLFD 5 The image on the right of Slide 4 is our patented Clearview cassette, the foundation of our scalable and modular fiber management platform that is used to pass homes and businesses. Also shown here is FieldShield, the core to how we bring fiber into our neighborhoods in order to physically connect homes and business. Our entire product line, including the Clearview cassette and FIeldShield technology, was thoughtfully designed to be craft friendly in the field, reducing both the amount of necessary skilled labor needed for installation and the level of skill required to install. This enables our customers to complete their deployments faster and more efficiently, accelerating their time to revenue. Given that skilled fiber technician shortages continue to persist, our connectivity products are particularly advantageous as carriers look for ways to overcome deployment challenges. 5

Nestor Cables Acquisition Overview Finland - based subsidiary of Clearfield; one of the leading developers and manufacturers of fiber optic cable solutions in Northern Europe • Vertically integrates the supply of FieldShield fiber optic cables • Leverages Nestor’s deep technical expertise to extend supply of FieldShield fiber into the North American market • Reduces the cost and complexity of freight by establishing Mexico - based production of fiber cable • Extends reach of cassette - based fiber management solutions to European market NASDAQ:CLFD 6 6 We are moving forward and on schedule to vertically integrate the supply of our fiber optic cables to meet future customer demand for FieldShield. Given the current supply chain challenges, our ability to ensure our supply of fiber optic cable is critically important so that our deliveries are maintained and our customers can proceed with their planned deployment schedules. Another potential benefit of the Nestor acquisition is evaluating the opportunity to introduce our cassette - based fiber management solutions and FIeldShield technologies into the European market, whose fiber deployment lags behind the US. We are exploring options in Finland to increase their capacity as we strongly believe Nestor will extend our market leadership and strengthen our position to service the growth in fiber deployment for every community. With that, I’ll now turn the presentation over to Dan, who will walk us through our financial performance for the fiscal fourth quarter and full year 2022.

NASDAQ:CLFD 7 Financial Performance Thank you, Cheri, and good afternoon, everyone. It’s a pleasure to be speaking with you today about our fiscal fourth quarter and full year 2022 results. Looking at our fiscal fourth quarter and full year 2022 results in more detail… 7

$27.1 $29.7 $38.7 $45.2 $51.1 $53.5 $71.3 $88.0 $7.0 $10.0 $ - $20.0 $30.0 $40.0 $70.0 $60.0 $50.0 $80.0 $90.0 FINANCIAL PERFORMANCE Quarterly Revenue 110% * Q4 2022 Growth Rate $95M * Q4 2022 Revenue NASDAQ:CLFD 8 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Q2 22 Q3 22 Q4 22 Clearfield Organic Nestor Cables *Include $7.0 million contribution from subsidiary Nestor Cables, which was acquired on July 26, 2022 $100.0 $95.0 Consolidated net sales in the fourth quarter of fiscal 2022 were a record $95 million, a 110% increase from $45 million in the same year - ago period, and up 33% from $71 million in our third quarter of 2022. This figure includes $88 million from organic Clearfield and a $7 million contribution from the 2 - month period that we owned Nestor Cables, which we acquired on July 26 th . The increase in net sales was due to higher sales across our core end markets, particularly in our Community Broadband, Multiple System Operator and National Carrier Markets, consistent with our past quarters of fiscal 2022. Strong momentum in sales bookings continued into the fourth quarter of fiscal 2022, resulting in a 148% year - over - year increase in our sales order backlog. Order backlog grew to a record $165 million on September 30, 2022, up from $157 million on June 30, 2022, and up from $66 million on September 30, 2021. As we have previously discussed, we expect the expanded capacity at our Mexico and U.S. based facilities will enable us to capitalize on the significant revenue opportunities we expect for the quarters ahead. 8

Q4 & FY22 Net Sales Comparison by Market All dollar figures in millions 1) Based on net sales of $270 million for Clearfield (including a $7M contribution from Nestor Cables within our international market) and Point of Sales (POS) reporting from distributors who resell our product line into these markets. Net Sales Composition FY Ended 9/30/22 1 Legacy (Legacy contract manufacturing and misc. sales) 61% 6% 22% 10% 1% $98.0 $180.6 Community Broadband FQ4 21 FQ4 22 Quarterly Net Sales FY22 Net Sales Community Broadband (Tier 2 & 3, utilities, municipalities, and alternative carriers) National Carrier (Tier 1 Wireline and all Wireless Markets) MSO (Cable TV) International (Europe, Canada, Mexico, and Caribbean Markets) NASDAQ:CLFD 9 $30.1 $57.6 Community Broadband FQ4 21 FQ4 22 I’ll now review net sales by our key markets. Sales to our primary market, Community Broadband, comprised 61% of our net sales in the fourth quarter of fiscal 2022, consistent with prior quarters in fiscal 2022. In Q4, we generated net sales of approximately $58 million in Community Broadband, up 91% from the same period last year. In addition, for the trailing twelve months ended on September 30, 2022, our Community Broadband market net sales totaled approximately $181 million, which was up 84% from the comparable period last year. 9

$3.6 $7.0 $3.5 $0.9 $6.2 $21.4 $9.3 $0.6 National Carrier MSO International Legacy FQ4 21 FQ4 22 Q4 & FY22 Net Sales Comparison by Market $12.0 $18.5 $9.5 $2.8 $23.5 $48.9 $15.3 $2.6 National Carrier FQ4 21 FQ4 22 Quarterly Net Sales FY22 Net Sales NASDAQ:CLFD 10 MSO International Legacy All dollar figures in millions 1) Based on net sales of $270 million for Clearfield (including a $7M contribution from Nestor Cables within our international market) and Point of Sales (POS) reporting from distributors who resell our product line into these markets. Net Sales Composition FY Ended 9/30/22 1 Legacy (Legacy contract manufacturing and misc. sales) Community Broadband (Tier 2 & 3, utilities, municipalities, and alternative carriers) National Carrier (Tier 1 Wireline and all Wireless Markets) MSO (Cable TV) International (Europe, Canada, Mexico, and Caribbean Markets) 61% 6% 22% 10% 1% Our MSO business comprised 22% of our net sales in the fourth quarter of fiscal 2022. Momentum in the MSO market continues to be strong with net sales growing 204% year - over - year and were up 164% for the trailing twelve - month period. Net sales in our National Carrier market for the fourth quarter of fiscal 2022 increased 69% year - over - year; on a trailing twelve - month basis, net sales in our National Carrier market were up 96% from the comparable year - ago period. The National Carrier market seems to be staging their material to have product on hand before deployment in the spring; resulting in more product in the field than we have traditionally seen. Net sales in our International market increased 166% year - over - year in the fourth quarter compared to the same period last year, and up 61% year - over - year on a trailing twelve - month basis due to the acquisition of Nestor Cables. 10

$77.7 $85.0 $93.1 $140.8 $270.9 $ - $50.0 $100.0 $200.0 $150.0 $300.0 $250.0 FY18 FY19 FY20 FY21 FY 22 11 FINANCIAL PERFORMANCE Annual Revenue 92% FY 2022 Growth Rate $270.9M FY 2022 Consolidated Revenue Consolidated net sales for fiscal 2022 increased 92% to a record $271 million from $141 million in fiscal 2021. Revenue for standalone Clearfield was $264 million, up 87% year - over - year. The increase in net sales was due to higher demand across our core end markets, most notably our Community Broadband, MSO/Cable TV, National Carrier and International Markets. 11

$12.9 $17.1 $19.7 $23.0 $23.2 $29.3 $37.5 36% 37% 38% 39% 40% 41% 42% 43% 45% 44% 46% $ - $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 Q2 21 Q3 21 Q4 21 Q1 22 Q2 22 Q3 22 Q4 22 Gross Profit ($) Gross Profit (%) FINANCIAL PERFORMANCE Quarterly Gross Profit 90% Gross Profit increase YOY NASDAQ:CLFD 12 *Q4 22 gross profit includes contribution from subsidiary Nestor Cables, which was acquired on July 26, 2022 Gross profit in the fourth quarter of fiscal 2022 increased 90% to $37.5 million, or 39.5% of net sales, from approximately $20 million, or 43.6% of net sales, in the same year - ago quarter. As expected, overhead costs associated with our new facilities in Minnesota and Mexico negatively impacted gross margins. Alongside real estate costs, increased shipping costs and inflationary increases in some components negatively affected margins. Nestor experienced one - time acquisition costs reducing gross profit by approximately $400,000 in the fiscal fourth quarter. 12

$31.0 $32.7 $37.9 $61.2 $112.9 35% 36% 38% 37% 39% 40% 41% 42% 44% 43% $ - $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 FY18 FY19 FY20 FY21 FY22 Gross Profit ($) Gross Profit (%) 13 FINANCIAL PERFORMANCE Annual Gross Profit 85% Gross Profit increase YOY *FY 22 gross profit includes contribution from subsidiary Nestor Cables, which was acquired on July 26, 2022 Gross profit for fiscal 2022 increased 85% to $113 million, or 41.7% of net sales, from $61 million, or 43.5% of net sales, in fiscal 2021.

$8.5 $9.4 $10.4 $9.9 $11.2 $12.7 0% 5% 10% 15% 20% 25% 30% 35% $2.0 $0.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 $15.3 Q2 21 Q3 21 Q4 21 Q1 22 Q2 22 Q3 22 Q4 22 Expenses in $Millions OP as a % of Net Sales 6.8% YOY Decrease in Operating Expense as a percent of Net Sales NASDAQ:CLFD 14 FINANCIAL PERFORMANCE Quarterly Operating Expenses $18.0 Operating expenses for the fourth quarter of fiscal 2022 were $15 million, which were up from approximately $10 million in the same year - ago quarter. The increase in operating expenses consisted primarily of higher compensation costs due to increased personnel and higher performance - based compensation, increased travel expenses as well as professional fees mainly associated with the acquisition of Nestor Cables, which were approximately $900,000. Our higher personnel costs are consistent with the Company’s strategic investment in sales, product management and engineering personnel to establish a firm organizational infrastructure to support the growing business. As a percentage of net sales, operating expenses for the fourth quarter of fiscal 2022 was 16.1%, down 6.8% from 22.9% in the same year - ago period. Our current OpEx, at less than 17% of sales, reflects continues strong operating leverage. 14

$25.9 $27.5 $29.5 $35.9 $49.1 0% 5% 10% 15% 20% 25% 35% 30% 40% $ - $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 FY18 FY19 FY20 FY21 FY22 Expenses in $Millions OP as a % of Net Sales FINANCIAL PERFORMANCE Annual Operating Expense NASDAQ:CLFD 15 Operating expenses for fiscal 2022 were $49 million, which were up from $36 million in fiscal 2021. As a percentage of net sales, operating expenses for fiscal 2022 was 18.1%, down from 25.5% in fiscal 2021. The increase in operating expenses consisted primarily of higher compensation costs due to increased personnel and higher performance - based compensation, increased travel expenses as well as acquisition related professional fees of approximately $ 1 . 6 million .

$3.2 $3.6 $6.1 $7.4 $10.4 $9.2 $12.7 $17.0 0% 5% 10% 15% 20% 25% 30% $2.0 $ - $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 $18.0 $17.0M Q4 2022 Net Income 17.9% Q4 2022 Percent of Net Sales NASDAQ:CLFD 16 FINANCIAL PERFORMANCE Quarterly Net Income Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Q2 22 Q3 22 Q4 22 Net Income $ Net Margin (%) *Q4 2022 net income includes contribution from subsidiary Nestor Cables, which was acquired on July 26, 2022 Net income in the fourth quarter of fiscal 2022 increased 129% to $17 million from approximately $7 million in the same year - ago period, and up from approximately $13 million in the third quarter of fiscal 2022. Net income increased as a result of higher revenues. As a percentage of net sales, net income for the fourth quarter of fiscal 2022 was 17.9%, up from 16.4% in the same year - ago period and up from 17.9% in the third quarter of fiscal 2022. In terms of our balance sheet, we had $ 2 . 4 million in capital expenditures in the quarter, to support increased capacity and new facility buildouts, and our inventory balance increased from $ 69 . 3 million to $ 82 . 2 million in the fourth quarter due to the acquisition of Nestor . The Company did utilize approximately $ 16 . 7 million of its Line of Credit in July 2022 to fund the Nestor acquisition . Since that time, Clearfield has not drawn on the line of credit . 16

$4.3 $4.6 $20.3 $49.4 0.00% 2.00% 6.00% 4.00% 8.00% 10.00% 12.00% 16.00% 14.00% 20.00% 18.00% $ - $10.0 $7.3 $20.0 $30.0 $40.0 $50.0 $60.0 FY18 FY19 FY20 FY21 FY22 Net Income $ Net Margin (%) FINANCIAL PERFORMANCE Annual Net Income $49.4M FY 2022 Net Income 18.2% FY 2022 Percent of Net Sales NASDAQ:CLFD 17 Net income for fiscal 2022 increased 143% to a record $49 million from $20 million in fiscal 2021. As a percentage of net sales, net income for fiscal 2022 was 18.2%, up from 14.4% in fiscal 2021. That concludes my prepared remarks for our fourth quarter of fiscal 2022. I will now turn the call back over to Cheri. Cheri? 17

NASDAQ:CLFD 18 Business Update & Outlook Thanks, Dan. 18

Leverage our decade - long excellence in Community Broadband Execute capacity growth in advance of market opportunity Accelerate infrastructure investment Position innovation at the forefront of our value proposition NASDAQ:CLFD 19 19 As I mentioned in our opening remarks, we recently launched our new multi - year strategic plan, LEAP, after successfully executing on our previous ‘Now of Age’ plan. To us, LEAP means jumping higher, further, and with greater force. The LEAP plan is our roadmap to how we will scale as a company in order to seize the opportunity Clearfield was build to achieve. There are 4 tenets in our LEAP plan, one for each letter.

Leverage our decade - long excellence in Community Broadband NASDAQ:CLFD 20 20 The “L” is to Leverage our decade - long excellence in Community Broadband. We are a leader in Community Broadband fiber connectivity and have been focused on serving this market since we were founded. We make decisions by listening to our clients and understanding their evolving needs – building on our decade - plus of proven success in this market. We’ve demonstrated that we can nimbly adapt to a changing marketplace and grow with our customers as they grow. One building block of this tenant is our innovative FastPass approach. FastPass uses in - cassette splicing to significantly reduce Fiber Distribution Hub cabinet costs and speed up installation times. This enables broadband service providers to pass twice as many homes as the competition while also reducing the time to turn - up new dwellings by 50%. We were able to leverage our deep expertise in Community Broadband to develop a solution that is particularly well - suited for this market, where faster fiber deployments are a clear competitive advantage.

Execute Capacity Growth in Advance of Market Opportunity NASDAQ:CLFD 21 The “E” is to for Execute capacity enhancements. This tenet is the successor to the ‘Now of Age’ pillar Augmenting Capacity for Ongoing Growth . For Clearfield to maintain its leadership position, continue to gain market share from competitors, and grow the business overall, our capacity must continue to expand to address the significant market demand for fiber broadband . There are several recent examples of how we have, or plan to, enhance our capacity: - The acquisition of Nestor Cables brings us in - house cable manufacturing alongside our termination program, optimizing our time to market - Tripling our Mexican facility footprint and expanding capacity at our Minnesota facility - Developing our supply chain partners, allowing us to add additional flexibility to increase production, as well as - Virtual programming, such as our Cabling Centers, allows us to scale without added overhead. Furthermore, as I mentioned earlier, we will also look to expand Nestor’s capacity to support their growth in Finland and other European markets.

Accelerate infrastructure investment NASDAQ:CLFD 22 The “A” in LEAP plan is to Accelerate infrastructure investments. This tenet reflects our commitment to continue investing in our organizational infrastructure to support the growing business and effectively manage our expanded capacity. This includes adding personnel in sales, product management, and engineering who can navigate Clearfield to achieve scalable growth. This may also include adding headcount at our facilities in the U.S., Mexico, and Finland to ensure we can maintain our product deliveries to customers. The shortage of trained labor in the market continues to be a challenge for the industry. Look for announcements as we expand Clearfield College, adding virtual, on - line instructor - led, as well as in - field training programs.

Position innovation at the forefront of our value proposition NASDAQ:CLFD 23 Finally, the “P” in LEAP stands for Position innovation at the forefront of our value proposition. Accelerating our customers’ time to revenue by designing craft - friendly products that require less skilled labor is the foundation of our value proposition. We intend to achieve this tenet by emphasizing innovation in our product designs and increasing the cadence of our product expansions, with the goal of facilitating our customers’ fiber broadband deployments. A great example of an innovative new product is our FiberFirst Pedestal, which we announced in August 2022. The FiberFirst Pedestal is the first of its kind in the industry, built for the optimal deployment of fiber, particularly in rural markets. The pedestal is deployable in any outdoor environment, is cost - effective, and exceeds industry standards for strength, reliability, and environmental concerns. We expect to launch more fiber connectivity and fiber management solutions that offer our customers faster, more streamlined installations that are aligned with federal and state funding program requirements.

Financial Outlook
Annual Net Sales
($ in millions)
$85
FY19 Actual
$93
FY20 Actual
$141
FY21 Actual
$271
FY22 Actual
$380 - $393
FY23 Forecast
CLEARFIELD
FY 2023 guidance issued and effective as of November 17, 2022; growth rate is based on midpoint of net sales guidance range and includes contribution from subsidiary Nestor Cables
NASDAQ:CLFD
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To summarize – our fourth quarter and full year financial results demonstrate outstanding execution of our proven growth strategy. Demand for fiber-fed broadband remains very strong. In addition to organic customer demand for high-speed broadband, operators will begin to see additional disbursements of federal funds to support the development of broadband infrastructure.

We continue to remain very optimistic about Clearfield's growth potential. With our new LEAP plan, we will leverage our deep expertise in Community Broadband, continue to enhance our capacity, and prioritize innovative product design to meet this robust customer demand and capitalize on strong industry tailwinds.

Our backlog currently stands at an unprecedented $165 million, including $4 million from Nestor Cables, with roughly two thirds of that total scheduled for customer deployments in the next two quarters. We anticipate revenues to follow year over year seasonal patterns, resulting in expected strong year over year growth in the first half of fiscal year 2023. We will continue to build capacity and expect to reduce order backlog and as a result the lead-time associated with our product line. While our pipeline and outlook remain strong, there continues to be uncertainty regarding the availability of labor necessary for our customers to build their networks that we expect will be most prevalent in the second half of fiscal year 2023. We are guiding to estimated revenue of $380 million to $393 million representing 40% to 45% growth over fiscal year 2022.

Clearfield is a leader in community broadband fiber connectivity, and we were built for this generational opportunity that lies ahead of us. And with that, we're ready to open the call for your questions.

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Cheri Beranek PRESIDENT & CEO Dan Herzog CHIEF FINANCIAL OFFICER Q&A NASDAQ:CLFD 25 Operator Thank you. We will now be taking questions from the Company’s publishing sell - side analysts. Jaeson Schmidt Lake Street Capital Markets, LLC, Research Division Hey, guys. Thanks for taking my questions and congrats on some really impressive results and a fantastic outlook. Want to start Cheri with kind of your most recent comments there towards the end about some uncertainty in the second half of your fiscal year. Is this what your customers are already telling you or are already seeing? Are these concerns more due to just the general macro uncertainty out there? Cheri Beranek President & CEO This is more general macro environment in that there's the continuing commentary from everyone about, how are we going to put this all together? But not any specific individual organization. 25

Cheri Beranek PRESIDENT & CEO Dan Herzog CHIEF FINANCIAL OFFICER Q&A NASDAQ:CLFD 26 Jaeson Schmidt Lake Street Capital Markets, LLC, Research Division Okay. That's helpful. And then the migration of the Nestor products to Mexico. You mentioned early calendar, next calendar year, when should we expect to see any potential gross margin benefit from some of these cost savings? Cheri Beranek President & CEO Probably 12 months. Yes, it's not a short - term expectation there. We'll start manufacturing, as I said in the first quarter, but that's predominantly to enhance capacity. We will not be reducing the amount of product that we're manufacturing in Finland. We're actually going to be increasing that and using the Mexican plant for augmentation at this point in time. And then over the course of the next 12 months, we'll be looking at when the crossover point comes where it's more effective than to be building more in Mexico than Finland. Jaeson Schmidt Lake Street Capital Markets, LLC, Research Division Okay. Got it. And then just the last one for me, and I'll jump back into queue. If I recall correctly in the past, I think you mentioned you thought about 5% or so of your revenue was a result of the government programs such as RDOF, when you look into fiscal 23, what do you think this percentage could potentially be? 26

Cheri Beranek PRESIDENT & CEO Dan Herzog CHIEF FINANCIAL OFFICER Q&A NASDAQ:CLFD 27 Cheri Beranek President & CEO I actually don't see fiscal ‘23 growing hugely. Certainly, the RDOF funds are beginning to enter our world and we'll see more of that in ‘23. But the big stuff, the stuff associated with the Infrastructure Act that unfortunately is a long - involved process. Now in November is the whole orientation around the Infrastructure Act is that it's going to be distributed through the states and distributed through the states based upon map, unserved and underserved communities. So those maps are being released now in November but released under the guidance that they will have six months by which to review and challenge them, meaning that we won't see distribution of funding probably until next summer, which means we probably won't see builds until late next year and into ‘24. So, unfortunately, I don't think the Infrastructure Act is going to be a big part of the builds for next year. But I do believe that what we're seeing today in regards to organic investment, private equity investment, municipal investment, private public partnerships, all of those are underway and making very good progress. Jaeson Schmidt Lake Street Capital Markets, LLC, Research Division Okay. Appreciate the color. Thanks a lot, guys. Cheri Beranek President & CEO You're very welcome. Operator Thank you. Next question will be from Ryan Koontz with Needham & Company. Please go ahead. 27

Cheri Beranek PRESIDENT & CEO Dan Herzog CHIEF FINANCIAL OFFICER Q&A NASDAQ:CLFD 28 Ryan Koontz Needham & Company, LLC, Research Division Good afternoon and congrats on a phenomenal quarter . Within the community broadband segment there, are you still acquiring a number of new customers in that segment? Or is it more same - store sales? Is it more customers are spending more on their fiber builds? Cheri Beranek President & CEO It's both. We're definitely seeing our existing customer group starting to get into - - some of them are still struggling a little bit to get into the groove and to establish a cadence, but many are beginning to expand the number of solutions that they're able to meet the doors, are able to penetrate. And then we're seeing a number of new companies. Both new startups that are kind of new to our industry in general, as well as new faces that are new to Clearfield that have been in the market in the past but are now using our products for the first time. Ryan Koontz Needham & Company, LLC, Research Division It's great color. Thanks. And on the cable front really nice pickup this quarter there obviously, how would you characterize that the split between drivers behind fiber to the home versus more of the active cabinet DAS type deployments? 28

Cheri Beranek PRESIDENT & CEO Dan Herzog CHIEF FINANCIAL OFFICER Q&A NASDAQ:CLFD 29 Cheri Beranek President & CEO Right. With the community, the biggest portion of that is still Tier 2 cable TVs going to fiber - to - the - home. And that is the smaller regional cable providers who are committed to fiber - to - the - home. But there's a growing amount of revenue coming from more of the larger cable operators looking to reduce the size of their serving area by penetrating their fiber deeper and increasingly using our active cabinets. Ryan Koontz Needham & Company, LLC, Research Division Got it, helpful. And then, maybe a question for Dan here on the gross margin compare, can you help us understand on an organic basis -- how Clearfield organic compared sequentially there on the Clearfield margins? Dan Herzog Chief Financial Officer Yes. So Clearfield, organic would be just under for the quarter, just under 42%. Ryan Koontz Needham & Company, LLC, Research Division Okay Dan Herzog Chief Financial Officer So, maintaining pretty good steady. 29

Cheri Beranek PRESIDENT & CEO Dan Herzog CHIEF FINANCIAL OFFICER Q&A NASDAQ:CLFD 30 Ryan Koontz Needham & Company, LLC, Research Division Yes. That’s great. That's awesome. As we think about next year, Cheri relative to the nice guide you laid out there, how should we think about your OpEx plans? And sounds like some you have some pretty aggressive hiring plans in different areas. Should we think about the model remaining pretty consistent with what you've communicated before in terms of your OpEx approach around the 15% range? Cheri Beranek President & CEO Right. Yes. That's absolutely -- exactly what we're targeting. Ryan Koontz Needham & Company, LLC, Research Division Great, that's it. Super thanks. Okay, back in the queue. Operator Thank you. Our next question will be from Greg Mesniaeff of WestPark Capital. Please go ahead. 30

Cheri Beranek PRESIDENT & CEO Dan Herzog CHIEF FINANCIAL OFFICER Q&A NASDAQ:CLFD 31 Greg Mesniaeff West Park Capital Thank you for taking my question and congrats on a great quarter and the guide. Question on your customer profile. Are you seeing any growing interest from larger carriers for your products? And part two of that question would be, are any of your larger mainstream competitors starting to sniff around in the smaller tier market that you are dominating in? Cheri Beranek President & CEO If you look at some of the material that I guess I call your attention to, I think it's Slide four or nine, I think, shows some of the increase in regard to our national carrier business and how it relates to our overall growth. National carrier, the big guys, increased 100%, from $12 million to $25 million, for the period, and represents about 6% of our business. I think, one of the things that was crucial to our product line and our positioning in the marketplace is that while our product -- while our initial solutions were used by small carriers, it was because that was our target at the time that we started the company, where the product lines are meant to scale to the largest of networks and are effectively used in many of them. In regard to community broadband, our larger competitors have always been part of the community broadband initiatives. However, they were using products and continue to use products that are more designed for larger, more density cities and communities rather than for the diversity of networks, and the lack of density, in more rural markets, and so as a result, our products continue to have that competitive advantage. 31

Cheri Beranek PRESIDENT & CEO Dan Herzog CHIEF FINANCIAL OFFICER Q&A NASDAQ:CLFD 32 Greg Mesniaeff West Park Capital Thank you for that color. And just a quick numbers question. Did you disclose, what are the DSO in the quarter sales outstanding? Dan Herzog Chief Financial Officer We didn't disclose those will come out in our K, but they increased this year, this quarter here to around -- I think it's around 50. Greg Mesniaeff West Park Capital Great. Thank you. Dan Herzog Chief Financial Officer You are welcome. Operator Thank you. Next question will be from Tim Savageaux of Northland Capital Markets. Please go ahead. 32

Cheri Beranek PRESIDENT & CEO Dan Herzog CHIEF FINANCIAL OFFICER Q&A NASDAQ:CLFD 33 Tim Savageaux Northland Capital Markets, Research Division Hey, congratulations, as well on the great results. And I'll follow up right there on the receivables front. And just wanting to see to what extent the acquisition contributed to that increase. And maybe, ask a question about kind of overall shipment linearity throughout the quarter. And then I have a couple of follow ups. Dan Herzog Chief Financial Officer Yes. Nestor did not contribute that much to the DSO. A little bit. But Clearfield continues to do business with larger and larger customers. While they may be under 10%, they may only slightly under 10%. And some of those customers, and the larger they are sometimes you have a little bit longer payment terms. And that's pretty standard in the industry. And then, as far as shipping linearity, we were pretty consistent, if you just take the quarter, take out the $7 million of Nestor, you take out the quarter, I think we average about $29 million per month. And that's, we were right within that range of about $29 to $30 million each month of the quarter. Tim Savageaux Northland Capital Markets, Research Division Great. And kind of got to another question of mine there about customers, which is historically been pretty well distributed for you guys. Is that commentary for the quarter and you're finishing up the year here? I'm assuming no 10% customers for the year, but I guess I'll ask the question or the quarter? Dan Herzog Chief Financial Officer One for the year. 33

Cheri Beranek PRESIDENT & CEO Dan Herzog CHIEF FINANCIAL OFFICER Q&A NASDAQ:CLFD 34 Tim Savageaux Northland Capital Markets, Research Division Great. Okay. And moving on to cable, and it's a pretty impressive kind of step function here really the last couple of quarters. I wonder if you can give us any color on kind of how you expect that to proceed going forward. Right? You've been moving up pretty significantly here. Is this kind of a new run rate or do you expect that cable number to bounce around a little bit with given the bigger operators who are working with? Cheri Beranek President & CEO Parts of that business are consistent on a month - to - month with a long - term scheduled manufacturing program. So that will be consistent and then on top of that, the regional carriers tend to be more project based with a little more volatility in regard to their world. Because they're regional and many are located in more northern climates and with excessive cold that we've had now, so early this quarter, I think we'll see the rate of cable TV go down just a little bit more consistent with our overall growth projections rather than the explosion that we've seen in the last six to nine months. Tim Savageaux Northland Capital Markets, Research Division Right. That's very, very helpful. And I guess last question, for me is sort of coming back on the competitive side. I think we did see something out of Corning and Nokia trying to target the rural broadband market via distributor. I imagine you've had a chance to see that, and I'd be interested in if you had any more specific comments about expectations for increased competition from those larger guys, as we head forward here? Thanks. 34

Cheri Beranek PRESIDENT & CEO Dan Herzog CHIEF FINANCIAL OFFICER Q&A NASDAQ:CLFD 35 Cheri Beranek President & CEO Certainly the amount of revenue that is coming to community broadband from the Infrastructure Act, is certainly one that is attractive to all of us. Our competitors across the board are looking at that and seeing how they can get a piece of the pie - - a bigger piece of the pie than what they got over the course of the last calendar year. Any and all of our competitors are very formidable and very sizable organizations. I think Clearfield continues to have an advantage not only because of the product lines, which we promote here, and the time savings and labor savings that we've promoted within the field report. But the one of the things that is really core to who we are is the fact that we built a national sales team for community broadband, which is very distributed across the country. And it's very technical with a very hands - on approach, matched with a team of smart guys via what we call them are smart guys that have come -- either previous customers who become employees, or many are military personnel who have deployed fiber in the harshest environments. I think that sales organization, which deals directly with our customer base on a technical perspective, is one of our biggest competitive advantages. Now, we also support our distributors as well, and about 50% of our business does go through distribution based upon customer's request for a financial or fiduciary relationship. But being able to have that technical relationship and that training relationship on a direct basis, I think will be what strengthens our relationship or our revenue opportunities over the long - term. But we certainly respect what our competitors are doing and expect that there's going to be a big enough market there for all of us to get an increasing amount of revenue moving forward. Tim Savageaux Northland Capital Markets, Research Division Great. Thanks and congratulations again. 35

Cheri Beranek PRESIDENT & CEO Dan Herzog CHIEF FINANCIAL OFFICER Q&A NASDAQ:CLFD 36 Cheri Beranek President & CEO Thank you. Operator Thank you. Next, we have a follow up question from Ryan Koontz, Needham & Company. Please go ahead. Ryan Koontz Needham & Company, LLC, Research Division Thanks for the quick follow up. When asked about backlog and composition of backlog, I see that coming down as a percentage of total revenue as your revenue out grows that. Does that mean your lead times are coming down? And what does that mean for your customers as your lead times come down? Does that give you more opportunity for share gain? 36

Cheri Beranek PRESIDENT & CEO Dan Herzog CHIEF FINANCIAL OFFICER Q&A NASDAQ:CLFD 37 Cheri Beranek President & CEO Yes. We are even though the backlog went up as a dollar value, we are aggressively working to increase capacity, whether that is in Minnesota, whether that's in Mexico, whether that's in Finland, capacity increased is core because we see this market just continuing to grow and grow for the next really five to 10 years. So, in fact, I will talk to people and say we're limited only by our ability to scale as fast as our quality systems will scale and that's the gating factor for our revenue and our quality systems have done a fabulous job as we've hit to this point. We’ve kind of hit that kind of rhythm now and I think we're going to see moving forward some normalization. As a result, that will mean that our backlog will come down, the dollar value is going to come down as we increased that capacity even to the backlog, reduce lead time and provide the opportunity for the organization for our customers to depend upon us more and more as they have in the past. So absolutely, we think that will be a competitive advantage for us. And we will work to be able to - - to not only have limited lead times, but more or equally importantly, is to be able to ship to our promised dates, because we need our service provider customers to be able to really maximize their labor teams. And that ability to shift to those commitment dates, is really core to ongoing savings. And I think, growth for Clearfield. Ryan Koontz Needham & Company, LLC, Research Division Sure. That's actually great to hear. And on the mix of backlog, any changes there? Or is it pretty representative of the current mix of revenue in general? Or how would you characterize the mix in the background total? 37

Cheri Beranek PRESIDENT & CEO Dan Herzog CHIEF FINANCIAL OFFICER Q&A NASDAQ:CLFD 38 Cheri Beranek President & CEO I mean, the backlog is a little more oriented toward the larger carriers right now and that we do have -- we changed over the course of the last quarter, 90 days ago, 75% of our revenue was shipping in the next six months. Now we're at about 65%, which means we got more orders associated with those longer scheduled events. And so it's a little bit of a skew toward the larger carriers in cable TV and the national carrier community, but not so significant that it really kind of warps the outlook. Ryan Koontz Needham & Company, LLC, Research Division Perfect. Super, thanks for the help. Operator Thank you . This concludes the company's question - and - answer session . If your question has not been taken, you may contact Clearfield Investor Relations team at clfd@gatewayir . com . I would like to turn the call back over to Cheri Beranek for closing remarks . 38

Cheri Beranek PRESIDENT & CEO Dan Herzog CHIEF FINANCIAL OFFICER Q&A NASDAQ:CLFD 39 Cheri Beranek President & CEO Thank you, everyone. I've had a wonderful day being able to speak with many of you over the course of the last week. I've also been able to speak with my employees about some exciting things that we're doing and being able to provide their bonus checks and just a time to celebrate. And that's one of the things that I would encourage you all to do is to celebrate with your families, service, share the gratitude you have of being a part of this wonderful broadband community and just a time to share with your families. So Happy Thanksgiving. I'm grateful for your support in Clearfield and grateful for everything that our employees do for our customers. Operator Thank you for joining us today for Clearfield fiscal fourth quarter and full year 2022 conference call. You may now disconnect. 39

NASDAQ:CLFD 40 Contact Us COMPANY CONTACT: Cheri Beranek President & CEO Clearfield, Inc. IR@seeclearfield.com INVESTOR RELATIONS: Matt Glover and Sophie Pearson Gateway Investor Relations (949) 574 - 3860 CLFD@gatewayir.com 40